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                                                                    Exhibit 99.1

PARK GP, INC.
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P.O. BOX 34729-NORTH KANSAS CITY, MO 64116



April 20, 2005

To the Holders of Shares in Tower Properties Company

RE: OFFER TO PURCHASE SHARES OF COMMON STOCK FOR $201.00

Dear Investor:

We are offering you an opportunity to sell your shares of common stock (the "Shares") in Tower Properties Company (the "Company") for cash in the amount of $201.00 per Share, which amount will be reduced by 1) any distributions declared or paid by the Company after April 1, 2005 and 2) any transfer fees charged by the transfer agent. Our offer provides you with an opportunity to sell your Shares now without costly commission costs.

Our offer provides shareholders with an opportunity to:


     -   Receive cash now.

     -   Sell an investment which has made no distributions for several years.

     -   Sell the Shares directly without any brokerage or selling commissions.

     -   Reposition the funds in a more liquid and less volatile investment.


We will accept for purchase properly documented Shares on a "first-received, first-buy" basis. You will be paid promptly following confirmation from the directors or officers of a valid, properly executed Agreement of Transfer and other required transfer documents. The Company controls the timing of transfers and confirmations and therefore, we cannot predict how long the process will take, or if your transfer will be accepted. You can contact the Company and find out how often they transfer Shares. Upon our receipt and acceptance, all tenders of Shares will be irrevocable and may not be rescinded or withdrawn.

An Agreement of Transfer is enclosed which you can use to accept our offer. Please execute page 2 of this document, as well as the Power of Attorney. Obtain all other required signatures and return it in the enclosed envelope. Please note that all signatures must be medallion guaranteed. The transfer cannot be processed without signatures that are medallion guaranteed and failure to obtain them will result in needless delays. In addition, please include your original Certificate in the enclosed envelope, if available. We encourage you to act immediately if you are interested in accepting our offer, as only 2,000 Shares will be purchased.

OUR OFFER WILL EXPIRE AT 5:00 PM ON MAY 27, 2005, UNLESS EXTENDED. At this time there are no plans to extend this offer. However, if we have not purchased the maximum number of Shares, we may extend the offer periodically for periods of up to six weeks until we do so.

Please call Michele Berry at (816) 877-0892 if you have any questions.




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General Information:

- We are real estate investors who are not affiliated with the Company or its directors or officers. The directors and officers of the Company have not analyzed, approved, endorsed or made any recommendations as to acceptance of the offer. We have equity commitments available for this purchase in excess of the maximum Shares we are willing to purchase multiplied by the purchase price offered. We are seeking to acquire Shares for investment purposes only and not with a view to their resale. We did not prepare a formal valuation of the Company to determine our offering price. Our price is based on the public market for these Shares.

- If you wish to receive information on the operations of the Company, including select financial data as contained in the most recent 10-K or 10-Q, the information is available at www.sec.gov or can be requested in writing from the Company.

- At this time, we have no future plans to purchase more than 2,000 Shares of the 176,924 outstanding Shares. Currently, Park GP, Inc. and its affiliates own 1,017 Shares.

-

         Our offer is made on a "first-received, first-buy" basis. We may buy our maximum before the expiration date of this offer. In addition, if you do respond, another party could make a higher offer at a later date and you would not have the ability to withdraw your Shares and receive the higher price.

- Please contact your tax advisor about your specific tax consequences, as each investor may have different results.

- The directors or officers of the Company, if aware of this offer, must make a recommendation to security holders regarding the offer within 10 business days of commencement.

- Our offer is $201.00 per Share, and will be reduced by distributions by the Company after April 1, 2005, and any applicable transfer fees. You will receive the full price per Share, regardless of whether a distribution is made. However, if a distribution is received by you after April 1, 2005, you will receive a portion of the proceeds from the Company (i.e., the distribution) and the remainder from Park GP, Inc.

-        Trades for Tower Properties Company had a 52 week range of 184.00 -
         285.00 as of April 13, 2005.

- The last bid we are aware of for Tower Properties Company was $275.00 April 11, 2005.

Risk Factors: In considering our offer, we urge you to think about the following factors:

- Although we cannot predict the future value of the Company's assets on a per Share basis, our offer could differ significantly from the net proceeds that would be realized on a per Share basis from a current sale of the Company's loans or that may be realized upon a future liquidation of the Company.

- Our price is based on our review of the information listed above. We have not prepared our own valuation to determine our offer price, and the offer price does not necessarily reflect the true market price of the Shares. Further, we are not aware of any valuations prepared by the Company's management.

- We are making this offer with a view to making a profit. Accordingly, there may be a conflict between our desire to acquire the Shares at a low price and your desire to sell the Shares at a high price. Although we are not aware of any plans to liquidate the Company, we would benefit to the extent the amount per Share we receive in the liquidation exceeds the offer price, if any. No independent person has been retained to evaluate or render any opinion with respect to the fairness of our offer price and we make no representation as to such fairness.

-        We believe the Company is not currently charging any transfer fees.
         This practice could change and the directors or officers could start charging transfer fees on a per trade, per Share, or other basis. The Seller is responsible for paying these fees.

- If you agree to sell your Shares to us, you may not withdraw the Shares, unless we reject your Shares. Confirmation of the transfer may take a significant amount of time due to the fact that the Directors or officers control the timing of confirmation of the transfers. Therefore, you could agree to sell and not receive the proceeds of the sale for an extended period. During this time, you would not have the right to withdraw your agreement to sell for any reason, including in the event the market price for the Shares increased or another party made a higher offer.

OUR OFFER IS LIMITED TO 2,000 OF THE 176,924 OUTSTANDING SHARES. If we receive more 2,000 Shares, we will not accept on a pro rata basis. As such, only the first Shares received will be purchased.

                              AGREEMENT OF TRANSFER
                              FOR COMPANY SHARES OF
                            TOWER PROPERTIES COMPANY

Subject to and effective upon acceptance for payment, the undersigned (the "Seller") hereby sells, assigns, transfers, conveys and delivers and irrevocable directs any custodian or trustee to sell, assign, transfer, convey and deliver (the "Transfer") to Park GP, Inc., a Missouri corporation (the "Purchaser"), all of the Seller's right, title and interests in the Company Shares (the "Shares") in Tower Properties Company (the "Company"), for $201.00 per Share net to the Seller in cash, which amount shall be reduced by 1) any distributions declared or paid by the Company after April 1, 2005 and 2) any applicable transfer fees.

Such Transfer shall include, without limitation, all rights in, and claims to, any Company profits and losses, cash distributions, voting rights and other benefits of any nature whatsoever distributable or allocable to such Shares under the Company's By-Laws. The Seller hereby irrevocably constitutes and appoints the Purchaser as the true and lawful agent and attorney-in-fact of the Seller with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote, inspect Company books and records or act in such manner as any such attorney-in-fact shall, in sole discretion, deem proper with respect to such shares, to deliver such shares and transfer ownership of such Shares on the Company's books maintained by the directors or officers of the Company, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser of the purchase price, to receive all benefits and cash distributions, endorse Company checks payable to Seller and otherwise exercise all rights of beneficial ownership of such Shares. The Purchaser shall not be required to post bond of any nature in connection with this power of attorney.

The Seller hereby represents and warrants to the Purchaser that the Seller owns such Shares and has full power and authority to validly sell, assign, transfer, convey and deliver such Shares to the Purchaser, and that when any such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all options, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Shares will not be subject to any adverse claim. If the undersigned is signing on behalf of the entity, the Seller further represents and warrants that the Seller is a "United States person", as defined in Section 7701 (a) (30) of the Internal Revenue Code of 1986, as amended, or if the Seller is not a United States person, that the Seller does not own beneficially or of record more than 5% of the outstanding Shares.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity or liquidation of the Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This agreement is irrevocable and may not be withdrawn or rescinded.

Upon request, the Seller will execute and deliver, and irrevocably directs any custodian to execute and deliver, any additional documents deemed by the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of such Shares.

This agreement shall be deemed to have been made in the State of Missouri and the validity, construction, interpretation, and enforcement hereof, and the rights of the parties hereto, including but not limited to the rights of the holder of the Shares, shall be determined under, governed by, construed in accordance with internal laws of the State of Missouri, without regard to principles of conflicts of law. Any litigation with respect to these Shares shall be filed in a court which sits in Kansas City, Missouri or at the option of the holder of these Shares in any other forum in which the holder initiates proceedings and has jurisdiction over the subject matter and the parties in controversy. The Seller hereby waives any right it may have to assert the doctrine of forum non conveniens or to object to venue and the Seller stipulates that any forum located in Kansas City, Missouri, shall have in personam jurisdiction and venue over the Obligor for purposes of such litigation. Service of process sufficient for personal jurisdiction in any action against the Seller may be made by registered or certified mail, return receipt requested.

The Seller releases and discharges the directors or officers, any IRA or KEOGH Custodian, and their respective officers, shareholders, directors, employees and agents from all causes of action, claims, or demands the Seller has or may have against them resulting from their reliance on this Agreement of Transfer or any of the terms and conditions contained herein.

The Seller hereby certified under penalties of perjury, that (1) the number shown below on this form and the Seller's Taxpayer Identification Number is correct and (2) Seller is not subject to backup withholding either because Seller has not been notified by the Internal Revenue Service (the 'IRS") that Seller is subject to backup withholding as a result of a failure to report all interest on dividends, or the IRS has notified Seller that Seller is no longer subject to backup withholding.

The Seller hereby also certifies, under penalties of perjury, that the Seller, if an individual, is not a nonresident alien for purposes of U. S. income taxation, and if not an individual, is not a foreign Company, foreign Company, foreign Trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations). The Seller understands that the Purchaser may disclose this certification to the IRS and that any false statements contained herein could be punished by fine, imprisonment, or both.

                             POWER OF ATTORNEY/PROXY

In conjunction with the Assignor's (seller's) Assignment of Company Shares dated as of even date herewith, Seller irrevocably constitutes and appoints Christine Robinson, John Alvey, and Michele L. Berry, or any of them, to be Seller's true and lawful special attorneys-in-fact, with full power of substitution to exercise in the name, place and stead of Seller any and all rights, interest, powers, and duties with respect to or arising out of the Seller's interest in.

TOWER PROPERTIES COMPANY

which Shares have been assigned to Park GP, Inc. (the "Buyer") pursuant to the Agreement of Transfer. This Power of Attorney shall include without limitation,
(1) the right to execute on behalf of Seller, all assignments, certificates, documents and instruments that may be required for the purpose of transferring the Shares owned by the Seller, (2) the right to vote the Shares or to require or receive any information or report with respect to the Company's books and records, (3) the right to endorse and cash any check made payable by the Company to Seller on or after the date hereof and (4) the right, if the Shares are held in an IRA account or pension account, to contact the Seller's custodian and direct them to facilitate in the transfer of the Shares from the Seller to Buyer Fund. This Power of Attorney is part of and hereby incorporated in the application for transfer. This Power of Attorney shall not be affected by the subsequent mental disability of the undersigned, as principal, is irrevocable and coupled with an interest, and Buyer shall not be required to post bond in any nature in connection with this Power of Attorney. This Power of Attorney shall also serve as a Letter of Authorization directing the Assignor's custodian(s) and trustee(s) to sign any documents necessary to facilitate the transfer of the Shares being assigned in conjunction with this Power of Attorney as required by the herein names attorneys-in-fact.


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PRINT Assignor (Registered Name)          PRINT Joint Assignor or Custodian/Trustee


------------------------------            -------------------------------------
SIGNATURE of Assignor                     SIGNATURE Jnt. Assignor or Custodian/Trustee



DATE_________________, 2005                DATE_________________,2005



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PLACE MEDALLION GUARANTEE STAMP HERE     PLACE MEDALLION GUARANTEE STAMP HERE

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Agreement of Transfer
Page 2
April 20, 2005 $201.00
Tower Properties Company


Date_____________________, 2005



------------------------------------------      ----------------------------------------
(Specify Number of Shares Tendered              Signature of Owner
Indicate "ALL" if Number Not Available)


------------------------------------------      ----------------------------------------
(Your Telephone Number)                         PLACE MEDALLION GUARANTEE STAMP HERE


------------------------------------------      ---------------------------------------
(Your Social Security or Taxpayer ID Number)     Signature of Co-Owner


------------------------------------------      ---------------------------------------
(Name of IRA Custodian, if applicable)           PLACE MEDALLION GUARANTEE STAMP HERE



Mail Proceeds Check to Address,__________________________________________________________



City, State, Zip_________________________________________________________________________
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                                                    Park GP, Inc.
                                                    North Kansas City, MO 64116
                                                    (816) 877-0892
                                                    (816) 221-1829  Fax

                                                    Park GP, Inc.



                                                   By:_________________________
                                                          Its Authorized
                                                          Representative

Note: All signatures on this agreement must be guaranteed by a member from a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States, which is a participant in the Security Transfer Agent
Medallion Program.